UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 14, 2022

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 001-37564

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

1045 Progress Circle

Lawrenceville, Georgia 30043

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Extension of Employment Agreement with Chief Executive Officer

On February 14, 2022, with an effective date of January 1, 2022 (the “Effective Date”), Boxlight Corporation, a Nevada corporation (the “Company”), entered into a Letter Agreement (the “Agreement”) with Michael Pope, our Chairman and Chief Executive Officer, extending Mr. Pope’s term of employment with the Company. Under the terms of the Agreement, Mr. Pope will receive based compensation of $400,000 per year, eligibility for an annual performance bonus of between $350,000 to $525,000 depending on the achievement of certain performance goals established by the board of directors, along with a grant of 163,637 Restricted Stock Units, valued at approximately $180,000, and $420,000 in the form of options to purchase Class A Common Stock, both of which are valued using the Black-Scholes Model with the Company’s customary inputs. Mr. Pope will also continue to be eligible to participate in customary fringe benefit plans and programs, as may be generally available to senior executives of the Company from time to time. The Agreement continues through December 31, 2024 (the “Initial Term”), which Initial Term may be renewed or extended by mutual agreement of the Company and Mr. Pope. The Agreement supersedes in its entirety the terms of the prior employment agreements between Mr. Pope and the Company dated November 30, 2017 and March 20, 2020.

The foregoing description of the Agreement does not purport to describe all of the terms of such agreement and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated February 14, 2022, between Boxlight Corporation and Michael Pope.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 18, 2022

BOXLIGHT CORPORATION

By:	/s/ Patrick Foley
Name:	Patrick Foley
Title:	Chief Financial Officer